UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2019

TRANSATLANTIC PETROLEUM LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

16803 Dallas Parkway Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 17, 2019 and effective as of August 1, 2017, TransAtlantic Petroleum Ltd. (the “Company”) and its subsidiaries and Longfellow Energy, LP, Viking Drilling, LLC, Riata Management, LLC, LFN Holdco LLC, Red Rock Minerals, LP, Red Rock Minerals II, LP, Red Rock Advisors, LLC, Production Solutions International Limited, and NexLube Operating, LLC and their subsidiaries (collectively, the “Riata Entities”) entered into the Third Amendment (the “Third Amendment”) to the Service Agreement, dated August 6, 2008 and effective as of May 1, 2008 (the “Service Agreement”), as previously amended by the Amendment, dated February 9, 2009 and effective as of October 1, 2008 (the “First Amendment”), and the Second Amendment, dated and effective as of March 20, 2017 (the “Second Amendment”). The Third Amendment added and removed certain of the Riata Entities. Each of the Riata Entities is an affiliate of N. Malone Mitchell 3rd, the Company’s chairman and chief executive officer.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the Third Amendment, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Descriptions of the Service Agreement and the First Amendment are included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2009 (the “February 12, 2009 Form 8‑K”). The descriptions of the Service Agreement and the First Amendment are qualified in their entirety by reference to the full text of the Service Agreement and the First Amendment, which were filed as Exhibits 10.1 and 10.2, respectively, to the February 12, 2009 Form 8-K and are incorporated herein by reference.

A description of the Second Amendment is included in the Company’s Annual Report on Form 10-K filed with the SEC on March 22, 2017 (the “March 22, 2017 Form 10-K”). The description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, which was filed as Exhibit 10.22 to the March 22, 2017 Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1

Third Amendment to Service Agreement, dated April 17, 2019 and effective as of August 1, 2017, by and among TransAtlantic Petroleum Ltd. and its subsidiaries and Longfellow Energy, LP, Viking Drilling, LLC, Riata Management, LLC, LFN Holdco LLC, Red Rock Minerals, LP, Red Rock Minerals II, LP, Red Rock Advisors, LLC, Production Solutions International Limited, and NexLube Operating, LLC and their subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 17, 2019

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Tabitha T. Bailey
Tabitha T. Bailey
Vice President, General Counsel, and Corporate Secretary

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